Exhibit 99.2

“Splitting the Gas Well Stream” Pittsburgh Chemical Day September 25, 2012

Forward-Looking Statements This presentation contains forward-looking statements and information. These forward-looking statements, which in many instances can be identified by words like “could,” “may,” “will,” “should,” “expects,” “plans,” “project,” “anticipates,” “believes,” “planned,” “proposed,” “potential,” and other comparable words, regarding future or contemplated results, performance, transactions, or events, are based on MarkWest Energy Partners, L.P. (“MarkWest” and the “Partnership”) current information, expectations and beliefs, concerning future developments and their potential effects on MarkWest. Although MarkWest believes that the expectations reflected in the forward-looking statements are reasonable, it can give no assurance that such expectations will prove to be correct, and actual results, performance, distributions, events or transactions could vary significantly from those expressed or implied in such statements and are subject to a number of uncertainties and risks. Among the factors that could cause results to differ materially are those risks discussed in the periodic reports MarkWest files with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2011 and its Quarterly Report on Form 10-Q for the quarters ended March 31, 2012 and June 30, 2012. You are urged to carefully review and consider the cautionary statements and other disclosures, including those under the heading “Risk Factors,” made in those documents. If any of the uncertainties or risks develop into actual events or occurrences, or if underlying assumptions prove incorrect, it could cause actual results to vary significantly from those expressed in the presentation, and MarkWest’s business, financial condition, or results of operations could be materially adversely affected. Key uncertainties and risks that may directly affect MarkWest’s performance, future growth, results of operations, and financial condition, include, but are not limited to: Fluctuations and volatility of natural gas, NGL products, and oil prices; A reduction in natural gas or refinery off-gas production which MarkWest gathers, transports, processes, and/or fractionates; A reduction in the demand for the products MarkWest produces and sells; Financial credit risks / failure of customers to satisfy payment or other obligations under MarkWest’s contracts; Effects of MarkWest’s debt and other financial obligations, access to capital, or its future financial or operational flexibility or liquidity; Construction, procurement, and regulatory risks in our development projects; Hurricanes, fires, and other natural and accidental events impacting MarkWest’s operations, and adequate insurance coverage; Terrorist attacks directed at MarkWest facilities or related facilities; Changes in and impacts of laws and regulations affecting MarkWest operations and risk management strategy; and Failure to integrate recent or future acquisitions. 2

MARKWEST OVERVIEW

Growth Driven by Customer Satisfaction 4 Ranked #1 in Midstream Customer Satisfaction Survey for 2011 Since 2006, we have been ranked #1 or #2 by EnergyPoint Research

MarkWest Operational Assets: Focused on the Shales


Utica Shale
Pittsburgh Office
Antrim Shale
Corporate Office
Cadiz Office
Marcellus Shale
Woodford Shale
Tulsa Office
Granite Wash Formation
Huron/Berea Shale
Barnett Shale
Haynesville/Bossier Shale
Permian Basin
Houston Office
Eagle Ford Shale

SOUTHWEST
- Granite Wash, Woodford, Cotton Valley, Haynesville
- 1.6 Bcf/d gathering capacity
- 655 MMcf/d processing
- 1.5 Bcf/d transmission capacity including Arkoma Connector Pipeline
- Under construction:
  - 120 MMcf/d processing capacity in East Texas

NORTHEAST
- Huron/Berea Shale
- 505 MMcf/d processing
- 24 MBbl/d fractionation
- 285 MBbl NGL storage
- NGL marketing by truck, rail, & barge
- Under construction:
  - 150 MMcf/d processing capacity at Langley

LIBERTY
- Marcellus Shale
- 390 MMcf/d gathering
- 715 MMcf/d processing
- 60 MBbl/d C3+ fractionator
- 90 MBbl NGL storage
- Under construction:
  - 1.8 Bcf/d processing
  - 115 MBbl/d C2 fractionation
  - 50 MBbl/d Mariner West ethane pipeline project

UTICA
- Utica Shale
- Under construction:
  - 830 MMcf/d at the Harrison and Noble processing complexes
  - 100 MBbl/d fractionation, storage, and marketing complex in Harrison County

GULF COAST
- 140 MMcf/d cryogenic gas plant processing refinery off-gas
- 29 MBbl/d NGL fractionation capacity
- NGL marketing and transportation

MARKWEST ENERGY PARTNERS, L.P. | 5

Liquids-Rich Processing Economics Source: Range Resources, September 4, 2012 Projected Mcf Realized Price at Various Levels of Processing Dry Gas Wet Gas Sales & Condensate Only Ethane Left in Gas Stream Ethane Recovered January 2012 Prices: $3.08 HH, $100.32 WTI, 50% WTI, & $0.55 ethane Gross Field Level Price for one mcf $3.20 $4.96 $6.80 $7.34 Assumed Transportation, Gathering & Compression Costs (1.00) (1.00) (1.00) (1.00) Net mcf Realized Price $2.20 $3.96 $5.80 $6.34 Current Prices: $3.00 HH, $93.00 WTI, 47% WTI, & $0.42 ethane Gross Field Level Price for one mcf $3.12 $4.78 $6.25 $6.42 Assumed Transportation, Gathering & Compression Costs (1.00) (1.00) (1.00) (1.00) Net mcf Realized Price $2.12 $3.78 $5.25 $5.42 Based on 12/2011 Gas Quality and Volumes 1,266 Processing Plant Inlet Btu (12/11) 1,040 Btu assumed dry gas All processing costs, shrink and fuel included 0.0126 Bbls per mcf for condensate 2.285 gallons per mcf for NGLs (5.246 gpm with ethane extraction) Dry Gas Field Price ~ $3.12/mcf Processed Wet Gas Field Price ~ $6.42/mcf Note: Realizations will change as gas quality changes (Total revenues, less processing fees and expenses, divided by total inlet mcf) 6

MarkWest Liberty: 715 MMcf/d of processing capacity

Growing to 2.2 Bcf/d and Fractionation capacity of 172,000 Bbl/d by the end of 2013



Mahoning
Lawrence
Butler
Columbiana
Carroll
Jefferson
Brooke
Ohio
Marshall
Monroe
Fayette
Monongalia
Marion
Preston
Tyler
Pleasants
Taylor
Harrison
Pennsylvania
Sarsen & Bluestone I, II, III
Mariner West
Proposed Shell ethane cracker
Houston I, II, III De-ethanization I
Harrison Fractionation & marketing facilities
Majorsville I, II, III, IV, V, VI De-ethanization I, II
Mobley I, II
Sherwood I, II
SUNOCO PIPELINE
TEPPCO PRODUCTS PIPELINE
EPD ATEX EXPRESS PIPELINE

Houston Processing and Fractionation Complex		
Houston I - III	355	MMcf/d
C3+ Fractionation	60,000	Bbl/d
Interconnect to TEPPCO pipeline		
Rail Loading	200	Rail cars
De-ethanization (mid-2013)	38,000	Bbl/d
Mariner West ethane pipeline (3Q13)	50,000	Bbl/d

Majorsville Processing and Fractionation Complex		
Majorsville I & II	270	MMcf/d
NGL Pipeline to Houston	43,400	Bbl/d
Majorsville III - V (2013)	600	MMcf/d
Majorsville VI (2014)	200	MMcf/d
De-ethanization (mid-2013)	38,000	Bbl/d
De-ethanization (2014)	38,000	Bbl/d
Purity Ethane Pipeline to Houston (3Q13)		

Mobley Processing Complex		
Mobley I (4Q12)	200	MMcf/d
Mobley II (1Q13)	120	MMcf/d
NGL Pipeline to Majorsville (3Q12)		

Sherwood Processing Complex		
Sherwood I (3Q12)	200	MMcf/d
Sherwood II (4Q13)	200	MMcf/d
NGL Pipeline to Mobley (3Q12)		

Keystone		
Sarsen	40	MMcf/d
Bluestone I	50	MMcf/d
Bluestone II (4Q13)	200	MMcf/d
Bluestone III (TBD)	120	MMcf/d
NGL Pipeline into Northwest PA (4Q13)		

MARKWEST ENERGY PARTNERS, L.P. 7

MarkWest Utica: 230 MMcf/d by 1Q2013

Growing to 430 MMcf/d and Fractionation capacity of 60,000 Bbl/d by the end of 2013



Harrison de-ethanization
Proposed Shell ethane cracker
Sarsen & Bluestone
Harrison I
Houston
Majorsville
Noble I
Mobley
Sherwood
Stark
Columbiana
Carroll
Tuscarawas
Jefferson
Pennsylvania
Allegheny
Guernsey
Belmont
Marshall
Greene
Noble
Monroe
Wetzel
Marion
Washington
Tyler
Taylor
Harrison
Ohio
Brooke
INTERCONNECT TO 3RD PARTY PIPELINE
EPD ATEX EXPRESS PIPELINE
TEPPCO PRODUCTS PIPELINE
SUNOCO PIPELINE

- **Joint venture with The Energy & Minerals Group (EMG) to develop significant midstream infrastructure to serve producers' drilling programs in the liquids-rich Utica Shale in eastern Ohio**
  - EMG will fund the first $500 million of capital expenditures

Harrison Processing and Fractionation Complex

Harrison Interim (3Q12)	60	MMcf/d
Harrison I (1Q13)	125	MMcf/d
Harrison II (TBD)	200	MMcf/d
C3+ Fractionation (4Q13)	60,000	Bbl/d
Interconnect to TEPPCO pipeline (4Q13)		
Interconnect to ATEX pipeline (1Q14)		
De-ethanization (1Q14)	40,000	Bbl/d
Truck Loading (mid-2013)	8	Bays
Rail Loading (mid-2013)	200	Rail cars

Noble Processing Complex

Interim Noble Refridgeration (4Q12)	45	MMcf/d
Noble I (3Q13)	200	MMcf/d
Noble II (TBD)	200	MMcf/d

NGL Pipelines

NGL Pipeline from Harrison to Majorsville (4Q13)

NGL Pipeline from Harrison to Noble (4Q13)

MARKWEST ENERGY PARTNERS, L.P. 8

1515 ARAPAHOE STREET TOWER 1, SUITE 1600 DENVER, COLORADO 80202 PHONE: 303-925-9200 INVESTOR RELATIONS: 866-858-0482 EMAIL: INVESTORRELATIONS@MARKWEST.COM WEBSITE: WWW.MARKWEST.COM